SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 2004

HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889
(Commission File Number)	(IRS Employer Identification No.)
5565 Red Bird Center Drive, Suite 150, Dallas, Texas	75237
(Address of Principal Executive Offices)	(Zip Code)

(214) 623-8446
(Registrant's Telephone Number, Including Area Code)
11850 Jones Road, Houston, Texas 77070
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

            As previously reported, on February 6, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Company"), consummated the acquisitions of (i) 100% of Southern Exposure Unlimited of Florida, Inc., a Florida corporation ("Southern Exposure"), (ii) 100% of S.E. Tops of Florida, Inc., a Florida corporation ("S.E. Tops"), and (iii) 50% of SouthernStone Cabinets, Inc., a Florida corporation ("SouthernStone") (collectively, the "SE Companies").  The acquisitions of Southern Exposure and S.E. Tops were structured as separate mergers into wholly owned subsidiaries of the Company, and the 50% interest in SouthernStone was acquired through a stock purchase, all pursuant to a Plan of Merger and Stock Purchase Agreement dated February 6, 2004, effective as of December 31, 2003 (the "Merger Agreement").  The Company's equity holdings in the SE Companies are held by Southern Exposure Holdings, Inc., a Florida corporation and wholly owned subsidiary of the Company ("Holdings").  The SE Companies, which have headquarters in Fort Myers, Florida, are engaged in the businesses of manufacturing and installing custom cabinetry and countertops for resale to homebuilders and residential customers.

            On February 9, 2004, the Company filed with the Securities and Exchange Commission a current report on Form 8-K, disclosing the acquisition of the SE companies, but omitted the financial statements required by Item 7 of Form 8-K, as permitted by applicable rules and regulations.

           Through this Form 8-K/A, the Company amends its current report filed on February 9, 2004, to include the information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

SE Companies - Financial Statements for the Years Ended December 31, 2003 and 2002 with Independent Auditors' Report Thereon	F-1

(b) Pro forma financial information:

Home Solutions of America, Inc. - Pro Forma Combined Statements of Operations For the Year Ended December 31, 2003 (Unaudited)	PF-1

Home Solutions of America, Inc. - Notes To Pro Forma Combined Financial Statements (Unaudited)	PF-2

1

Independent Auditors' Report

To Board of Directors of
Southern Exposure Unlimited of Florida, Inc.
 and Affiliated Companies

We have audited the accompanying combined balance sheet of Southern Exposure Unlimited of Florida, Inc. and Affiliated Companies (the "Company") as of December 31, 2003, and the related combined statements of income, stockholders' equity and cash flows for each of the years in the two-year period then ended.  These combined financial statements are the responsibility of the management of the Company.  Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Southern Exposure Unlimited of Florida, Inc. and Affiliated Companies as of December 31, 2003, and the results of their operations and their cash flows for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                            CORBIN & COMPANY, LLP

Irvine, California
March 12, 2004

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC.
AND AFFILIATED COMPANIES

COMBINED BALANCE SHEET

December 31,
ASSETS	2003

Current assets:
Cash	$2,588,818
Accounts receivable, net of allowance for doubtful
accounts of $10,551	1,706,938
Inventories	237,545
Prepaids and other current assets	11,014
Total current assets	4,544,315

Property and equipment, net	166,859

Other	9,490

$4,720,664

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$402,909
Accrued liabilities	72,220
Deferred revenue	215,000
Current portion of note payable	165,702
Total current liabilities	855,831

Note payable, net of current portion	190,029

Total liabilities	1,045,860

Commitments

Stockholders’ equity:
Common stock	1,100
Additional paid-in capital	74,100
Treasury stock, at cost (390 shares)	(535,296)
Retained earnings	4,134,900
Total stockholders’ equity	3,674,804

$4,720,664

See independent auditor's report and
accompanying notes to combined financial statements

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC.
	AND AFFILIATED COMPANIES

	COMBINED STATEMENTS OF INCOME

	Years Ended December 31,
	2003	2002

Revenues	$11,597,994	$8,578,770

Costs of revenues	7,376,153	6,254,936

Gross profit	4,221,841	2,323,834

General and administrative expenses	1,437,786	1,021,966

Income from operations	2,784,055	1,301,868

Other income (expense):
Interest expense	(21,301)	(3,234)
Interest income	9,818	7,976
Gain on sale of assets	2,465	-
Other income (expense)	5,385	(230)

Total other income (expense), net	(3,633)	4,512

Income before income taxes	2,780,422	1,306,380

Income taxes	-	-

Net income	$2,780,422	$1,306,380

See independent auditor's report and
accompanying notes to combined financial statements

	SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC.
			AND AFFILIATED COMPANIES

	COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

	For The Years Ended December 31, 2003 and 2002

		Additional
	Common	Paid-in	Treasury	Retained	Stockholders’
	Stock	Capital	Stock	Earnings	Equity

Balance, January 1, 2002	$1,100	$74,100	$-	$2,399,109	$2,474,309

Distributions to stockholders	-	-	-	(1,492,075)	(1,492,075)

Net income	-	-	-	1,306,380	1,306,380

Balance, December 31, 2002	1,100	74,100	-	2,213,414	2,288,614

Repurchase of common stock	-	-	(535,296)	-	(535,296)

Distributions to stockholders	-	-	-	(858,936)	(858,936)

Net income	-	-	-	2,780,422	2,780,422

Balance, December 31, 2003	$1,100	$74,100	$(535,296)	$4,134,900	$3,674,804

See independent auditor's report and
accompanying notes to combined financial statements

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC.
	AND AFFILIATED COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002

Cash flows from operating activities:
Net income	$2,780,422	$1,306,380
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	113,274	101,773
Gain on sale of assets	(2,465)	-
Provision for doubtful accounts	6,000	3,086
Changes in operating assets and liabilities:
Accounts receivable	(935,113)	150,862
Inventories	(5,595)	(16,217)
Prepaid expenses and other assets	44,431	(39,129)
Accounts payable	179,307	194,206
Accrued liabilities	287,219	-
Due to related party	-	(72,838)

Net cash provided by operating activities	2,467,480	1,628,123

Cash flows from investing activities:
Purchases of property and equipment	(68,294)	(51,416)
Proceeds from sale of assets	226,800	-

Net cash provided by (used in) investing activities	158,506	(51,416)

Cash flows from financing activities:
Principal borrowing from note payable	500,000	-
Principal payments on notes payable	(150,524)	(67,339)
Distributions to stockholders	(858,936)	(1,492,075)
Repurchase of common stock	(535,296)	-

Net cash used in financing activities	(1,044,756)	(1,559,414)

Net increase in cash	1,581,230	17,293

Cash, beginning of year	1,007,588	990,295

Cash, end of year	$2,588,818	$1,007,588

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$-	$-
Interest	$21,301	$3,234

See independent auditor's report and
accompanying notes to combined financial statements

 SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Southern Exposure Unlimited of Florida, Inc. and affiliated companies (the "Company") are incorporated in the state of Florida.  The Company is engaged in the business of manufacturing and installing custom cabinetry and counter tops for homebuilders and residential customers in Florida.

Principles of Combination

The combined financial statements include the accounts of Southern Exposure Unlimited of Florida, Inc. ("SE"), S.E. Tops of Florida, Inc. ("ST") and SouthernStone Cabinets, Inc. ("SS"), all of which have common ownership and management.  All significant intercompany accounts and transactions have been eliminated in the combination.

Inventories

Inventories are stated at the lower of cost or market with cost determined using the first-in, first-out method.  Work in process and finished goods include material, labor and applied overhead.  Inventories at December 31, 2003 consist of the following:

Raw materials	$ 132,568
Work in process	17,330
Finished goods	87,647

$ 237,545

Concentrations

Credit Risk

The Company extends credit to a variety of customers in diverse industries and performs ongoing credit evaluations of such customers.  The Company evaluates reserves for potential credit losses based on a job-by-job review and on the Company's historical experience.  At December 31, 2003, the Company has recorded an allowance for doubtful accounts of $10,551.

The Company maintains its cash balances at a financial institution located in Florida.  The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  As of December 31, 2003, the uninsured portion of the balances totaled $2,432,266.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Sales to Customers

During 2003 and 2002, revenues from one customer aggregated to 72% and 61%, respectively, of the Company's total revenue.  As of December 31, 2003, accounts receivable from this customer aggregated to 81% of the Company's total accounts receivable.

Use of Estimates in the Preparation of Financial Statements

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by the Company's management include, but are not limited to, allowances for doubtful accounts receivable and the realizability of inventories and property and equipment through future operations. Actual results could materially differ from those estimates.

Property and Equipment

Depreciation and amortization of property and equipment is provided for using the straight-line method over the estimated useful lives of the related assets (3 to 7 years). Amortization of leasehold improvements is provided over the lesser of the useful life of the related asset or the term of the lease.

Maintenance and repairs are charged to expense as incurred.  Renewals and improvements of a major nature are capitalized.  At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in income.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Long-Lived Assets

The Company regularly reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  Based on its analysis, the Company believes that no impairment of the carrying value of its long-lived assets existed at December 31, 2003. There can be no assurance, however, that economic market conditions or demand for the Company's products will not change which could result in impairment of long-lived assets in the future.

Revenue Recognition and Deferred Revenue

SS and ST recognize revenue for product sales at the time the related products are shipped to the customer.

SE recognizes revenue upon complete installation of the cabinets and inspection by the customer.

The deferred revenue represents amounts billed to customers prior to completion of installation of the cabinets and inspection by the customer.

Income Taxes

Each entity of the Company has elected to be taxed as an "S" corporation under a section of the Internal Revenue Code whereby the income and expense items are included in the personal return of the stockholders and the Company does not pay federal corporate taxes.  The Florida tax treatment is substantially the same as federal and the Company does not pay state corporate taxes.  Accordingly, a provision for income taxes has not been reflected in the combined statements of operations.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

New Accounting Pronouncements

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements in FIN 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company's adoption of FIN 45 did not have a material impact on its financial position or results of operations (see Note 4).

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities," an interpretation of Accounting Research Bulletin 51, "Consolidated Financial Statements," to improve financial reporting of special purpose and other entities. In accordance with the interpretation, business enterprises that represent the primary beneficiary of another entity by retaining a controlling financial interest in that entity's assets, liabilities, and results of operations must consolidate the entity in their financial statements. Prior to the issuance of FIN 46, consolidation generally occurred when an enterprise controlled another entity through voting interests.  Application by small business issuers to entities other than special-purpose entities and by nonpublic entities to all types of entities is required at various dates in 2004 and 2005. The Company does not expect FIN 46 to have a material impact on its financial statements as it has no variable interest entities.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2003:

Machinery and equipment	$ 395,774
Vehicles	198,347
Furniture and fixtures	79,189
Leasehold improvements	22,657
695,967

Less accumulated depreciation and amortization	(529,108)

$ 166,859

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 3 - NOTE PAYABLE

Note payable consists of the following at December 31, 2003:

Note payable to a financial institution, bearing interest at 5.375%, principal and interest payable in monthly installments of $15,086 through January 23, 2006, secured by substantially all assets of SS and guaranteed by the former stockholders of SS.

$ 355,731

Less current portion	(165,702)

$ 190,029

Future minimum annual principal payments on the note payable are as follows:

Years Ending December 31,
2004	$ 165,702
2005	175,013
2006	15,016

$ 355,731

NOTE 4 - COMMITMENTS

Indemnities and Guarantees

The Company has entered into certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions.  The Company indemnifies its directors, officers, employees and agents to the maximum extent permitted under the laws of the State of Florida.  In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities.  The duration of these indemnities and guarantees varies and, in certain cases, is indefinite.  These indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make.  Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying combined balance sheet.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 4 - COMMITMENTS, continued

Operating Leases

SS has a lease for office space that expires in January 2008.  SE and SS have leases for machinery and equipment and vehicles that expire on various dates through January 2008. The Company also has various month-to-month leases with related parties (see Note 6).

Future minimum payments under the leases are as follows:

Years Ending
December 31,

2004	$ 96,000
2005	66,000
2006	66,000
2007	68,000
2008	6,000

$ 302,000

Rent expense for 2003 and 2002 was $228,334 and $227,532 (including related-party rent expense of $69,100 and $72,500 for the years ended December 31, 2003 and 2002, respectively - see Note 6), respectively.

NOTE 5 - STOCKHOLDERS' EQUITY

As of December 31, the Company's common stock is as follows:

	2003	2002
Southern Exposure Unlimited of Florida, Inc. - common stock, $1.00 par value; 100 shares authorized; 100 shares issued and outstanding at December 31, 2003 and 2002	$ 100	$ 100

SE Tops of Florida, Inc. - common stock, $1.00 par value; 100 shares authorized; 100 shares issued and outstanding at December 31, 2003 and 2002	100	100

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 5 - STOCKHOLDERS' EQUITY, continued

	2003	2002

SouthernStone Cabinets, Inc. - common stock, $1.00 par value; 10,000 shares authorized, 900 shares issued at December 31, 2003 and 2002, 510 and 900 shares outstanding at December 31, 2003 and 2002, respectively	900	900

Total common stock	$ 1,100	$ 1,100

In January 2003, SS repurchased 390 shares of its common stock for $535,296.

NOTE 6 - RELATED-PARTY TRANSACTIONS

During the years ended December 31, 2003 and 2002, ST rented facilities from an officer of ST on a month-to-month basis.  ST recorded $16,200 to rent expense during each of the years ended December 31, 2003 and 2002 under this arrangement.

During the years ended December 31, 2003 and 2002, SE rented facilities from an officer of SE on a month-to-month basis.  SE recorded $38,400 to rent expense during each of the years ended December 31, 2003 and 2002 under this arrangement.

During the years ended December 31, 2003 and 2002, SS rented vehicles from officers of SS on a month-to-month basis.  SS recorded $14,500 and $17,900 to rent expense during the years ended December 31, 2003 and 2002, respectively, under this arrangement.

NOTE 7 - EMPLOYEE BENEFIT PLANS

SE and SS have adopted 401(k) plans that cover substantially all employees.  Employees must be employed with SE for three months and be employed for one year with SS and be at least 21 years of age before they are eligible to participate in the 401(k) plans.  Employees may defer from 1% to 15% of compensation up to a predetermined limit.  SE and SS contributions to the 401(k) plan are up to 25% of the first 6% for SE and 50% of the first 6% for SS deferred by the employee.  All employee deferrals are 100% vested and SE and SS contributions are vested based on percentage of years of service with SE and SS. SE and SS contributed a total of $23,126 and $34,648 to the 401(k) plans for the years ended December 31, 2003 and 2002, respectively.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 8 - SUBSEQUENT EVENT

Commensurate with the announcement in August 2002 of Home Solutions of America Inc.'s ("HSOA") strategy of acquiring companies in the specialty residential services industry, pursuant to a merger and stock purchase agreement, HSOA acquired 100% of SE, 100% of ST and 50% of SS.  The acquisition was closed on February 6, 2004, and was effective December 31, 2003.  It has been accounted for as a purchase.

The purchase price was comprised of the following:

Acquisition payable (paid in February 2004)	$ 2,000,000
Notes payable	5,968,189
Common stock committed to be issued (issued in February 2004)	2,500,000
Commissions, legal, accounting and other costs (including $931,000 of stock and warrants committed to be issued and issued in
February 2004)	1,682,833

$ 12,151,022

A note payable issued in connection with the acquisition for $4,500,000 bears interest at 2% in excess of one-month LIBOR rate (adjusted on the first day of each calendar quarter beginning January 1, 2004 - 1.12% at December 31, 2003).  Principal and interest payments are due quarterly beginning July 1, 2004.  The payments shall be the greater of (i) the amount of principal and interest that would be payable under a 10-year amortization or (ii) 60% of free cash flow (as defined) of the calendar quarter that precedes the payment date by two calendar quarters, commencing with the calendar quarter ended March 31, 2004, which shall be measured against the calculation set forth above for the payment date of July 1, 2004. The note is secured by the common stock and assets of the Company and is subordinated to certain notes of HSOA.

A note payable issued in connection with the acquisition for $1,468,189 bears no interest.  Principal payments are due as accounts receivable securing the note are collected until the note is paid in full.  The note is secured by the common stock and assets of the Company and is guaranteed by HSOA and subordinated to certain notes of HSOA.

SOUTHERN EXPOSURE UNLIMITED OF FLORIDA, INC
AND AFFILIATED COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

For The Years Ended December 31, 2003 and 2002

NOTE 8 - SUBSEQUENT EVENT, continued

The purchase price was allocated as follows:

Current assets	$ 4,544,315
Property and equipment	166,859
Other long-term assets	9,490
Current liabilities	(855,831)
Long-term liabilities	(190,029)
Minority interest	(37,500)

Estimated fair value of tangible net assets acquired	3,637,304
Goodwill and other intangible assets	8,513,718

$ 12,151,022

HSOA has classified the excess of the purchase price over the estimated fair value of the tangible net assets acquired as goodwill as of December 31, 2003.  HSOA is in the process of analyzing the components of the intangible assets and will have an appraisal performed by a third party during 2004 to assist management in determining the final purchase price allocation.

Home Solutions Of America, Inc.
Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)
(In thousands, except per share data)

			Pro Forma		Pro Forma
	HSA	SE Companies	Adjustments		Combined

Net sales	$ 13,996	$ 11,598	$ -		$ 25,594

Costs and expenses:
Cost of sales	7,095	7,376	-		14,471
Operating expenses	7,162	1,438	-		8,600

	14,257	8,814	-		23,071

Income (loss) from operations	(261)	2,784	-		2,523

Other (income) expense:
Interest expense	619	21	140	(a)	780
Other, net	(210)	(17)	-		(227)
Minority interest in income of subsidiary	-	-	382	(b)	382

	409	4	522		935

Income (loss) before income taxes	(670)	2,780	(522)		1,588
Income taxes	32	-	524	(c)	556

Net income (loss)	$ (702)	$ 2,780	$ (1,046)		$ 1,032

Income (loss) per common share:
Basic	$ (0.06)		$ 0.14	(f)	$ 0.08

Diluted	$ (0.06)		$ 0.13	(f)	$ 0.07

Weighted average shares outstanding:
Basic	11,837		1,757	(d)	13,594

Diluted	11,837		3,905	(e)	15,742

See notes to unaudited pro forma combined statement of operations.

PF-1

HOME SOLUTIONS OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma combined statement of operations gives effect to the acquisitions of (i) 100% of Southern Exposure Unlimited of Florida, Inc., a Florida corporation, (ii) 100% of S.E. Tops of Florida, Inc., a Florida corporation, and (iii) 50% of SouthernStone Cabinets, Inc., a Florida corporation ("SouthernStone") (collectively, the "SE Companies"), as if the acquisitions occurred on January 1, 2003.  There is no presentation of the unaudited pro forma combined balance sheet since the acquisitions were effective as of December 31, 2003 and the effect of the transaction was already reflected in the audited consolidated balance sheet of Home Solutions of America, Inc. ("HSOA") as of December 31, 2003 as filed in HSOA's annual report on Form 10-KSB on March 30, 2004. The actual acquisitions of the SE Companies closed on February 6, 2004, effective December 31, 2003.

The pro forma information has been prepared for comparative purposes only, and does not purport to be indicative of HSOA's results of operations that would have actually occurred had the transaction been in effect for the period presented, or of results that may occur in the future. The unaudited pro forma combined financial statements should be read in conjunction with HSOA's historical financial statements and related notes.

Note 2 - Pro Forma Adjustments

The pro forma adjustments are based on HSOA management's preliminary estimates of the value of the tangible and intangible assets acquired.   For purposes of this pro forma presentation, management has assumed that all intangible assets will be considered non-amortizable goodwill, rather than other identifiable intangibles with amortization.  Management will conduct a valuation of the net assets acquired, with the assistance of a third-party appraisal firm. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined financial statements.

Description of pro forma adjustments:

(a)     To record interest expense on acquisition debt as if the debt was outstanding for all of 2003.  Computed based on $4.5 million of interest-bearing debt at a rate of 3.12% (the LIBOR-based rate at December 31, 2003).

(b)     To reflect the 50% share of the 2003 income of SouthernStone not acquired by HSOA.

(c)     To adjust the consolidated tax provision at 35% of the pro forma combined pre-tax net income.

(d)     To record the additional shares issued in the acquisition - 1,337 shares issued to the seller and 420 shares issued to various third parties.

(e)     To reflect the additional dilutive shares outstanding at HSOA as of December 31, 2003, as well as dilutive options and warrants issued to third parties in connection with the acquisition.

(f)      To reflect the per share adjustments as a result of adjustments (d) and (e) above.

PF-2

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SOLUTIONS OF AMERICA, INC.
Date: April 21, 2004	By: /s/ Rick J. O'Brien
Rick J. O'Brien
Chief Financial Officer

End of Filing